Execution Version

Exhibit 10.1

FIRST AMENDMENT
TO
AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT
dated as of
March 19, 2015
among

NUSTAR LOGISTICS, L.P.,
NUSTAR ENERGY L.P.,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

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FIRST AMENDMENT TO AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated as of March 19, 2015, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of October 29, 2014 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Subsidiary Guarantor is a party to that certain Amended and Restated Subsidiary Guaranty Agreement dated as of October 29, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).
C.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this First Amendment refer to Sections of the Credit Agreement.
Section 2.    Amendment to Credit Agreement.
2.1    Amendment to Section 6.02(e). Section 6.02(e) is hereby amended and restated in its entirety to read as follows:
(e)    other Liens securing Indebtedness (including Liens granted on accounts receivable or other rights to payment and related assets in connection with Securitization Transactions permitted by Section 6.01(e)) and assignments or sales of accounts receivable or other rights to payment and related assets in connection with Securitization Transactions permitted by Section 6.01(e), in an amount that does not at any time exceed 15% of Consolidated Net Worth; and

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Section 3.    Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Effective Date”):
3.1    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this First Amendment on or prior to the Effective Date.
3.2    The Administrative Agent shall have received from the Required Lenders, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.
3.3    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
3.4    No Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.
4.3    Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
4.4    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

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4.5    NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:    NuStar GP, Inc., its General Partner

By:    /s/ Thomas R. Shoaf
Name:    Thomas R. Shoaf
Title:     Executive Vice President and Chief
Financial Officer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:    NuStar GP, LLC, its General Partner

By:     /s/ Thomas R. Shoaf
Name: Thomas R. Shoaf
Title: Executive Vice President and Chief     Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP
L.P.

By:    NuStar Pipeline Company, LLC, its General
Partner

By:     /s/ Thomas R. Shoaf
Name: Thomas R. Shoaf
Title: Executive Vice President and Chief     Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

JPMORGAN CHASE BANK, N.A., as a Lender, as an Issuing Bank and as Administrative Agent

By:     /s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

MIZUHO BANK, LTD., as Co-Syndication Agent, as an Issuing Bank and as a Lender

By:     /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

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PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent, as an Issuing Bank and as a Lender

By:     /s/ M. Colin Warman
Name: M. Colin Warman
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

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SUNTRUST BANK, as Co-Syndication Agent,
as an Issuing Bank and as a Lender

By: /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent, as an Issuing Bank and as a Lender

By: /s/ Borden Tennant
Name: Borden Tennant
Title: Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

BANK OF AMERICA, N.A., as a Lender

By: /s/ Bryan Heller
Name: Bryan Heller
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By: /s/ Todd Vaubel
Name: Todd Vaubel
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

BARCLAYS BANK PLC, as a Lender

By: /s/ Luke Syme
Name: Luke Syme
Title: Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

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BNP PARIBAS, as a Lender

By: /s/ Joseph Onischuk
Name: Joseph Onischuk
Title: Managing Director

By: /s/ Mark Renaud
Name: Mark Renaud
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

COMPASS BANK, as a Lender

By: /s/ Michael Dixon
Name: Michael Dixon
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By: /s/ John S. McGill
Name: John S. McGill
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

DNB CAPITAL LLC, as a Lender

By: /s/ Joe Hyde
Name: Joe Hyde
Title: Senior Vice President

By: /s/ Asulv Tveit
Name: Asulv Tveit
Title: First Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

ROYAL BANK OF CANADA, as a Lender

By: /s/ Jay Sartain
Name: Jay Sartain
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

SUMITOMO MITSUI BANKING CORPORATION,

as a Lender

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

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UBS AG, STAMFORD BRANCH, as a Lender

By:     /s/ Darlene Artas
Name: Darlene Arias
Title: Director, Banking Products Services, US

By:     /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director, Banking Products Services, US

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ John Prigge
Name: John Prigge
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

SCOTIABANC INC., as a Lender

By: /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Elizabeth Willis
Name: Elizabeth Willis
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

CITIBANK, N.A., as a Lender

By:     /s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

COMERICA BANK, as a Lender

By:     /s/ L.J. Perenyi
Name: L.J. Perenyi
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

FROST BANK, as a Lender

By: /s/ Sarah Cernosek
Name: Sarah Cernosek
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857

FIRST COMMERCIAL BANK NEW YORK BRANCH, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

LEGAL_US_W # 80817857